THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
EXECUTIVE VARIABLE UNIVERSAL LIFE

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policy and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2026, in all states/jurisdictions other than the state of California, New York, and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header rows titled “Payment of Selected Monthly Premium Upon Total Disability Benefit Charge” and “Payment of Specified Monthly Charges Upon Total Disability Benefit Charge” the “Current Charge” for the Maximum Charge and Charge for Insured Attained Age 56, Guaranteed Issue underwriting classification, are amended to reflect the following changes. These changes will become effective on or about March 1, 2026, in the states/jurisdictions of California, New York, and Texas.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.03 (monthly) per $1.00 of Selected Monthly Premium, or $0.05 (monthly) per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 56, Guaranteed Issue underwriting classification[18]		$0.07 (monthly) per $1.00 of Selected Monthly Premium	$0.02 (monthly) per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge[19]	Monthly, on each Monthly Processing Date
Maximum Charge[20]		$0.15 (monthly) per $1.00 of Specified Monthly Charges	$0.05 (monthly) per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 56, Guaranteed Issue underwriting classification		$0.09 per $1.00 of Specified Monthly Charges	$0.03 (monthly) per $1.00 of Specified Monthly Charges

This Supplement is dated November 21, 2025.